NOTE 23. CONVERTIBLE BONDS	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
NOTE 23. CONVERTIBLE BONDS

NOTE 23. CONVERTIBLE BONDS

	Consolidated
	December 31, 2020 A$	December 31, 2019 A$
Face value of convertible bonds issued on 3 January 2018	-	3,769,470
Equity component	-	(535,948)
Derivatives embedded in the convertible bonds issued (Note 24)	-	(772,112)
Liability component on initial recognition at January 3, 2018	-	2,461,410
Interest accrued but not yet paid for the year ended 2018	-	536,216
Interest accrued at effective interest rate during the year (Note 6)	-	1,316,702
Interest paid during the year	-	(209,392)
Exchange difference	-	315,963
Carrying value as at end of year	-	4,420,899

On January 3, 2018, the Group entered into the following agreements in connection with the issue of HK$23 million (equivalent to approximately A$3.8 million) Convertible Bonds ("Convertible Bonds"): (i) Subscription Agreement between Marvel Digital Limited, a wholly-owned subsidiary of the Company (the "Issuer" or "MDL") and an independent third party entity ("Bondholder") for the Convertible Bonds, (ii) Deed of Guarantee between the Company and the Bondholder to guarantee the payment obligations under the Convertible Bonds and (iii) Put Option Deed between the Company and the Bondholder to repurchase any converted MDL Shares as described below. On the same date, pursuant to the Subscription Agreement, the Convertible Bonds were issued by MDL to the Bondholder as all the terms and conditions in respect of the subscription of the Convertible Bonds were complied with and fulfilled.

Pursuant to the terms of the Convertible Bonds, the Convertible Bonds are convertible in the circumstances set out therein into 75,000 ordinary shares of MDL ("MDL Shares") at a conversion price of HK$306.67 per share, which is equivalent to 20% of the enlarged issued share capital of MDL as of the date of the above Subscription Agreement. The Bondholder will have the right to convert the whole of their Convertible Bonds into ordinary shares of MDL at any time during the period from January 3, 2018 to January 2, 2020. The period may be extended to a further 12 months subject to the mutual agreement among MDL, the Company and Bondholder. Unless previously redeemed or converted, the Convertible Bonds will be redeemed at 100% of their principal amount on the maturity date which is 2 years from the Convertible Bonds issue date.

In connection with the Convertible Bonds, the Company also entered into a Deed of Guarantee to guarantee the due and punctual performance and observance by the Issuer of its payment obligations of the bond principal and interest under the Convertible Bonds until all the guaranteed obligations have been fully satisfied, discharged or paid in full. A Put Option Deed was also entered into between the Company and the Bondholder whereby the Bondholder can exercise an option, during the Put Option Exercise Period as defined in Note 24, to have IMTE repurchase the MDL Shares converted by the Bondholder at the principal amount of the converted Convertible Bonds.

The estimated net proceeds from this bond issue, after deduction of commission and expenses, amount to approximately HK$21.5 million.

On January 3, 2020 the Company was not able to pay the Convertible Bonds on the maturity date. On or about January 17, 2020, the Company and the Bondholder agreed to a payment schedule of paying HK$13 million or approximately A$2.4 million on January 17, 2020, and the remaining HK$10 million or approximately A$1.9 million to be paid in 4 equal monthly installments of HK$2.5 million or approximately A$475,000. Furthermore, the interest charged on the outstanding Convertible Bonds amount from January 3, 2020 was at 15% per annum.

In 2020, the Group has fully repaid the installments and the accrued interests in full.